                                                                   EXHIBIT 99.01

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CITIGROUP -  QUARTERLY FINANCIAL DATA SUPPLEMENT

                                                                          Page Number
                                                                          -----------
CITIGROUP CONSOLIDATED
    FINANCIAL SUMMARY                                                          1
    SEGMENT INCOME FROM CONTINUING OPERATIONS:
        Product View                                                           2
        Regional View                                                          3
    SEGMENT NET REVENUES:
        Product View                                                           4
        Regional View                                                          5
SEGMENT DETAIL
    GLOBAL CONSUMER:
        CARDS
          Global Cards                                                         6
          North America Cards                                                  7
          International Cards                                                  8
        CONSUMER FINANCE
          Global Consumer Finance                                              9
          North America Consumer Finance                                      10
          International Consumer Finance                                      11
        RETAIL BANKING
          Global Retail Banking                                               12
          North America Retail Banking                                        13
          International Retail Banking                                        14
    GLOBAL CORPORATE AND INVESTMENT BANK:
        Income Statement                                                      15
        Revenue Details                                                       16
        Capital Markets and Banking                                           17
        Transaction Services                                                  18
    PRIVATE CLIENT SERVICES                                                   19
    GLOBAL INVESTMENT MANAGEMENT:
        Life Insurance and Annuities                                       20 - 21
        Private Bank                                                          22
        Asset Management                                                      23
        Insurance Investment Portfolio                                        24

    PROPRIETARY INVESTMENT ACTIVITIES                                         25


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CITIGROUP -- FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

  CITIGROUP, THE PREEMINENT GLOBAL FINANCIAL SERVICES COMPANY WITH 200 MILLION
        CUSTOMER ACCOUNTS IN MORE THAN 100 COUNTRIES, PROVIDES CONSUMERS, CORPORATIONS, GOVERNMENTS AND INSTITUTIONS A COMPLETE RANGE OF FINANCIAL
                             PRODUCTS AND SERVICES.

                                                                  1Q            2Q           3Q           4Q
                                                                 2002          2002         2002         2002
                                                              ----------    ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                                  3,484         3,829        3,706        2,429
Discontinued Operations, After-tax                                 1,406           255          214            -
Cumulative Effect of Accounting Change                               (47)            -            -            -
                                                              ----------    ----------   ----------   ----------
NET INCOME                                                    $    4,843    $    4,084   $    3,920   $    2,429
                                                              ==========    ==========   ==========   ==========

BASIC EARNINGS PER SHARE:
INCOME FROM CONTINUING OPERATIONS                             $     0.68    $     0.75   $     0.73   $     0.48
                                                              ==========    ==========   ==========   ==========
NET INCOME                                                    $     0.94    $     0.80   $     0.77   $     0.48
                                                              ==========    ==========   ==========   ==========

WEIGHTED AVERAGE COMMON SHARES
  APPLICABLE TO BASIC EPS                                        5,110.5       5,096.7      5,036.6      5,068.0
                                                              ==========    ==========   ==========   ==========

PREFERRED DIVIDENDS - BASIC                                   $       21    $       21   $       21   $       20
                                                              ==========    ==========   ==========   ==========

DILUTED EARNINGS PER SHARE:

INCOME FROM CONTINUING OPERATIONS                             $     0.66    $     0.73   $     0.72   $     0.47
                                                              ==========    ==========   ==========   ==========
NET INCOME                                                    $     0.93    $     0.78   $     0.76   $     0.47
                                                              ==========    ==========   ==========   ==========

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
  APPLICABLE TO DILUTED EPS                                      5,209.8       5,185.8      5,110.5      5,158.6
                                                              ==========    ==========   ==========   ==========

PREFERRED DIVIDENDS - DILUTED                                 $       21    $       21   $       21   $       20
                                                              ==========    ==========   ==========   ==========

COMMON SHARES OUTSTANDING, AT PERIOD END                         5,165.4       5,118.1      5,062.0      5,140.7
                                                              ==========    ==========   ==========   ==========

TIER 1 CAPITAL RATIO                                                9.13%         9.20%        9.20%        8.47%
                                                              ==========    ==========   ==========   ==========
TOTAL CAPITAL RATIO                                                11.59%        11.75%       12.02%       11.25%
                                                              ==========    ==========   ==========   ==========
LEVERAGE RATIO                                                      5.89%         5.93%        5.41%        5.49%

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                     $  1,057.7    $  1,083.3   $  1,031.6   $  1,097.2
                                                              ==========    ==========   ==========   ==========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)             $     83.6    $     85.7   $     80.8   $     86.7
                                                              ==========    ==========   ==========   ==========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT PERIOD END
 (IN BILLIONS)                                                $     90.3    $     92.5   $     86.9   $     92.9
                                                              ==========    ==========   ==========   ==========

BOOK VALUE PER SHARE, AT PERIOD END                           $    15.92    $    16.47   $    15.68   $    16.60
                                                              ==========    ==========   ==========   ==========

RETURN ON COMMON EQUITY (NET INCOME)                                24.0%         19.5%        19.1%        11.7%
                                                              ==========    ==========   ==========   ==========

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CITIGROUP -- INCOME FROM CONTINUING OPERATIONS
PRODUCT VIEW
(In millions of dollars)

                                                                  1Q            2Q           3Q           4Q
                                                                 2002          2002         2002         2002
                                                              ----------    ----------   ----------   ----------
GLOBAL CONSUMER:

  Cards                                                       $      579    $      722   $      849   $      931
  Consumer Finance                                                   530           568          539          562
  Retail Banking                                                     611           655          827          839
  Other                                                              (20)           11          (32)         (11)
                                                              ----------    ----------   ----------   ----------
    TOTAL GLOBAL CONSUMER                                          1,700         1,956        2,183        2,321
                                                              ----------    ----------   ----------   ----------

GLOBAL CORPORATE AND INVESTMENT BANK:

  Capital Markets and Banking                                      1,110         1,126          960          898
  Transaction Services                                                89           216          129          124
  Other                                                              (23)          (34)         (10)      (1,327)
                                                              ----------    ----------   ----------   ----------
    TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                     1,176         1,308        1,079         (305)
                                                              ----------    ----------   ----------   ----------

PRIVATE CLIENT SERVICES                                              217           223          188          171

GLOBAL INVESTMENT MANAGEMENT:

  Life Insurance and Annuities (LIA)                                 204           255          183          194
  LIA Realized Insurance Investment Portfolio Gains / (Losses)        10          (118)        (100)         (11)
  Private Bank                                                       111           113          117          122
  Asset Management                                                    99           121          114          109
                                                              ----------    ----------   ----------   ----------
    TOTAL GLOBAL INVESTMENT MANAGEMENT                               424           371          314          414
                                                              ----------    ----------   ----------   ----------

PROPRIETARY INVESTMENT ACTIVITIES                                     35           (70)        (120)         (74)

CORPORATE / OTHER                                                    (68)           41           62          (98)

INCOME FROM CONTINUING OPERATIONS                                  3,484         3,829        3,706        2,429

DISCONTINUED OPERATIONS                                            1,406           255          214            -

Cumulative Effect of Accounting Change                               (47)            -            -            -

TOTAL NET INCOME                                              $    4,843    $    4,084   $    3,920   $    2,429

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

CITIGROUP -- INCOME FROM CONTINUING OPERATIONS
REGIONAL VIEW
(In millions of dollars)

                                                                  1Q            2Q           3Q           4Q
                                                                 2002          2002         2002         2002
                                                              ----------    ----------   ----------   ----------
  NORTH AMERICA (EXCLUDING MEXICO) (1)
     Consumer                                                 $    1,221    $    1,308   $    1,394   $    1,486
     Corporate                                                       721           592          732         (974)
     Private Client Services                                         217           223          188          171
     Investment Management                                           352           218          202          313
                                                              ----------    ----------   ----------   ----------
        TOTAL NORTH AMERICA                                        2,511         2,341        2,516          996
                                                              ----------    ----------   ----------   ----------
  MEXICO
     Consumer                                                         46           113          183          176
     Corporate                                                       194           110           61           88
     Investment Management                                            48            70           55           62
                                                              ----------    ----------   ----------   ----------
        TOTAL MEXICO                                                 288           293          299          326
                                                              ----------    ----------   ----------   ----------

  EUROPE, MIDDLE EAST AND AFRICA (EMEA)
     Consumer                                                        148           146          174          242
     Corporate                                                       144           226          134          347
     Investment Management                                            (4)            8            4           14
                                                              ----------    ----------   ----------   ----------
        TOTAL EMEA                                                   288           380          312          603
                                                              ----------    ----------   ----------   ----------

  JAPAN
     Consumer                                                        227           256          259          208
     Corporate                                                        23            (3)          87          (11)
     Investment Management                                            15            16           11           14
                                                              ----------    ----------   ----------   ----------
        TOTAL JAPAN                                                  265           269          357          211
                                                              ----------    ----------   ----------   ----------

  ASIA (EXCLUDING JAPAN)
     Consumer                                                        158           163          195          202
     Corporate                                                       193           200          169          160
     Investment Management                                            27            28           25           27
                                                              ----------    ----------   ----------   ----------
        TOTAL ASIA                                                   378           391          389          389
                                                              ----------    ----------   ----------   ----------

  LATIN AMERICA
     Consumer                                                       (100)          (30)         (22)           7
     Corporate                                                       (99)          183         (104)          85
     Investment Management                                           (14)           31           17          (16)
                                                              ----------    ----------   ----------   ----------
        TOTAL LATIN AMERICA                                         (213)          184         (109)          76
                                                              ----------    ----------   ----------   ----------

  PROPRIETARY INVESTMENT ACTIVITIES                                   35           (70)        (120)         (74)

  CORPORATE / OTHER                                                  (68)           41           62          (98)

INCOME FROM CONTINUING OPERATIONS                                  3,484         3,829        3,706        2,429

  DISCONTINUED OPERATIONS                                          1,406           255          214            -

  Cumulative Effect of Accounting Change                             (47)            -            -            -

TOTAL NET INCOME                                              $    4,843    $    4,084   $    3,920   $    2,429

(1) Excludes Proprietary Investment Activities and Corporate / Other.

Reclassified to conform to the current period's presentation.

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CITIGROUP -- NET REVENUES
PRODUCT VIEW
(In millions of dollars)

                                                                  1Q            2Q           3Q           4Q
                                                                 2002          2002         2002         2002
                                                              ----------    ----------   ----------   ----------
GLOBAL CONSUMER:

  Cards                                                       $    3,121    $    3,207   $    3,714   $    3,646
  Consumer Finance                                                 2,332         2,449        2,462        2,564
  Retail Banking                                                   3,172         3,065        3,205        3,373
  Other                                                               50           134           78          182
                                                              ----------    ----------   ----------   ----------
     TOTAL GLOBAL CONSUMER                                         8,675         8,855        9,459        9,765
                                                              ----------    ----------   ----------   ----------

GLOBAL CORPORATE AND INVESTMENT BANK:

  Capital Markets and Banking                                      4,729         4,563        4,035        3,778
  Transaction Services                                               857           962          911          890
  Other                                                              (99)         (104)         (57)          44
                                                              ----------    ----------   ----------   ----------
     TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                    5,487         5,421        4,889        4,712
                                                              ----------    ----------   ----------   ----------

PRIVATE CLIENT SERVICES                                            1,507         1,551        1,430        1,342

GLOBAL INVESTMENT MANAGEMENT:

  Life Insurance and Annuities                                     1,018         1,034          925        1,099
  Private Bank                                                       423           428          414          439
  Asset Management                                                   470           475          451          445
                                                              ----------    ----------   ----------   ----------
     TOTAL GLOBAL INVESTMENT MANAGEMENT                            1,911         1,937        1,790        1,983
                                                              ----------    ----------   ----------   ----------

PROPRIETARY INVESTMENT ACTIVITIES                                    111           (49)         (67)         (30)

CORPORATE / OTHER                                                    107           278          143          101

TOTAL NET REVENUES                                            $   17,798    $   17,993   $   17,644   $   17,873

MANAGED BASIS REVENUES (1)                                    $   18,819    $   19,074   $   18,604   $   18,934

(1) Segment revenues disclosed above are prepared on an owned basis in accordance with Generally Accepted Accounting Principles (GAAP). The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed. For a reconciliation of managed basis revenue to GAAP revenues, see the Cards business on page 6.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

CITIGROUP -- NET REVENUES
REGIONAL VIEW
(In millions of dollars)

                                                                  1Q            2Q           3Q           4Q
                                                                 2002          2002         2002         2002
                                                              ----------    ----------   ----------   ----------
  NORTH AMERICA (EXCLUDING MEXICO) (1)
     Consumer                                                 $    5,581    $    5,714   $    6,104   $    6,353
     Corporate                                                     2,947         2,734        2,413        2,011
     Private Client Services                                       1,507         1,551        1,430        1,342
     Investment Management                                         1,385         1,320        1,271        1,448
                                                              ----------    ----------   ----------   ----------
        TOTAL NORTH AMERICA                                       11,420        11,319       11,218       11,154
                                                              ----------    ----------   ----------   ----------

   MEXICO
     Consumer                                                        633           696          686          609
     Corporate                                                       318           204          152          199
     Investment Management                                           185           212          161          169
                                                              ----------    ----------   ----------   ----------
        TOTAL MEXICO                                               1,136         1,112          999          977
                                                              ----------    ----------   ----------   ----------

   EUROPE, MIDDLE EAST AND AFRICA (EMEA)
     Consumer                                                        727           791          834          977
     Corporate                                                     1,167         1,365        1,246        1,430
     Investment Management                                            95           110          105          125
                                                              ----------    ----------   ----------   ----------
        TOTAL EMEA                                                 1,989         2,266        2,185        2,532
                                                              ----------    ----------   ----------   ----------

  JAPAN
     Consumer                                                        796           933        1,027          967
     Corporate                                                        63            27          170           30
     Investment Management                                            66            70           64           70
                                                              ----------    ----------   ----------   ----------
        TOTAL JAPAN                                                  925         1,030        1,261        1,067
                                                              ----------    ----------   ----------   ----------

  ASIA (EXCLUDING JAPAN)
     Consumer                                                        616           645          682          702
     Corporate                                                       608           640          604          551
     Investment Management                                           101           106           95          121
                                                              ----------    ----------   ----------   ----------
        TOTAL ASIA                                                 1,325         1,391        1,381        1,374
                                                              ----------    ----------   ----------   ----------

  LATIN AMERICA
     Consumer                                                        322            76          126          157
     Corporate                                                       384           451          304          491
     Investment Management                                            79           119           94           50
                                                              ----------    ----------   ----------   ----------
        TOTAL LATIN AMERICA                                          785           646          524          698
                                                              ----------    ----------   ----------   ----------

  PROPRIETARY INVESTMENT ACTIVITIES                                  111           (49)         (67)         (30)

  CORPORATE / OTHER                                                  107           278          143          101

TOTAL NET REVENUES                                            $   17,798    $   17,993   $   17,644   $   17,873

(1) Excludes Proprietary Investment Activities and Corporate / Other.

Reclassified to conform to the current period's presentation.

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[CITIGROUP LOGO]

GLOBAL CONSUMER
CARDS
(In millions of dollars)

                                                                  1Q            2Q           3Q           4Q
                                                                 2002          2002         2002         2002
                                                              ----------    ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                       $    3,121    $    3,207   $    3,714   $    3,646
Effect of Securitization Activities                                1,013         1,081          960        1,061
                                                              ----------    ----------   ----------   ----------
   ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)                  4,134         4,288        4,674        4,707
                                                              ----------    ----------   ----------   ----------
Total Operating Expenses                                           1,327         1,381        1,418        1,409
                                                              ----------    ----------   ----------   ----------

Provision for Credit Losses                                          897           729          978          806
Effect of Securitization Activities                                1,013         1,081          960        1,061
                                                              ----------    ----------   ----------   ----------
   Adjusted Provision for Credit Losses (1)                        1,910         1,810        1,938        1,867
                                                              ----------    ----------   ----------   ----------

Income Before Taxes                                                  897         1,097        1,318        1,431
Income Taxes                                                         318           375          469          500
                                                              ----------    ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                             $      579    $      722   $      849   $      931
                                                              ==========    ==========   ==========   ==========

Average Assets (in billions of dollars)                       $       57    $       60   $       66   $       70
Return on Assets                                                    4.12%         4.83%        5.10%        5.28%
Return on Managed Assets                                            1.94%         2.40%        2.61%        2.82%

KEY INDICATORS (in billions of dollars):

End of Period Managed Receivables                             $    118.5    $    122.3   $    125.0   $    131.8
EOP Open Accounts (in millions)                                    104.5         104.4        101.4        102.2
Total Sales                                                   $     62.3    $     70.1   $     71.1   $     74.8

Managed Net Interest Revenue (in millions of dollars) (1)     $    3,218    $    3,163   $    3,317   $    3,372
   % of Average Managed Loans                                      11.08%        10.70%       10.79%       10.67%

Risk Adjusted Revenue (in millions of dollars) (2)            $    2,341    $    2,448   $    2,910   $    2,935
   % of Average Managed Loans                                       8.06%         8.29%        9.47%        9.29%

AVERAGE MANAGED LOANS:
   Securitized                                                $     66.8    $     65.2   $     64.6   $     64.3
   Held for Sale                                                     6.5           6.5          6.5          6.5
   On Balance Sheet                                                 44.5          46.8         50.8         54.5
                                                              ----------    ----------   ----------   ----------
      Total Managed                                           $    117.8    $    118.5   $    121.9   $    125.3
                                                              ==========    ==========   ==========   ==========

Coincident Managed Net Credit Loss Ratio                            6.17%         6.23%        5.74%        5.61%
12 Month Lagged Managed Net Credit Loss Ratio                       6.50%         6.58%        6.02%        5.96%

Loans 90+Days Past Due (in millions of dollars)               $    2,492    $    2,260   $    2,309   $    2,397
   % of EOP Managed Loans                                           2.12%         1.86%        1.86%        1.84%

(1) The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed.

(2) Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

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[CITIGROUP LOGO]

GLOBAL CONSUMER
CARDS
NORTH AMERCIA CARDS
(In millions of dollars)

                                                                  1Q            2Q           3Q           4Q
                                                                 2002          2002         2002         2002
                                                              ----------    ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                       $    2,583    $    2,635   $    3,137   $    3,047
Effect of Securitization Activities                                1,013         1,081          960        1,061
                                                              ----------    ----------   ----------   ----------
   ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)                  3,596         3,716        4,097        4,108
                                                              ----------    ----------   ----------   ----------
Total Operating Expenses                                           1,045         1,079        1,143        1,121
                                                              ----------    ----------   ----------   ----------

Provision for Credit Losses                                          668           638          862          675
Effect of Securitization Activities                                1,013         1,081          960        1,061
                                                              ----------    ----------   ----------   ----------
   Adjusted Provision for Credit Losses (1)                        1,681         1,719        1,822        1,736
                                                              ----------    ----------   ----------   ----------

Income Before Taxes                                                  870           918        1,132        1,251
Income Taxes                                                         313           313          404          438
                                                              ----------    ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                             $      557    $      605   $      728   $      813
                                                              ==========    ==========   ==========   ==========

Average Assets (in billions of dollars)                       $       46    $       49   $       54   $       58
Return on Assets                                                    4.91%         4.95%        5.35%        5.56%
Return on Managed Assets                                            2.03%         2.23%        2.47%        2.70%

KEY INDICATORS (in billions of dollars)

End of Period Managed Receivables                             $    108.5    $    111.5   $    114.1   $    119.8
EOP Open Accounts (in millions)                                     91.7          91.3         88.1         88.7
Total Sales                                                   $     54.9    $     61.9   $     62.4   $     65.7

Managed Net Interest Revenue (in millions of dollars) (1)     $    2,883    $    2,816   $    2,952   $    2,992
   % of Average Managed Loans                                      10.86%        10.46%       10.55%       10.41%

Risk Adjusted Revenue (in millions of dollars) (2)            $    1,915    $    1,997   $    2,481   $    2,455
   % of Average Managed Loans                                       7.22%         7.41%        8.87%        8.54%

AVERAGE MANAGED LOANS:
   Securitized                                                $     66.8    $     65.2   $     64.6   $     64.3
   Held for Sale                                                     6.5           6.5          6.5          6.5
   On Balance Sheet                                                 34.3          36.3         40.0         43.2
                                                              ----------    ----------   ----------   ----------
      Total Managed                                           $    107.6    $    108.0   $    111.1   $    114.0
                                                              ==========    ==========   ==========   ==========

MANAGED NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
   Securitized                                                $      935    $      989   $      874   $      962
   Held for Sale                                                      78            92           86           99
   On Balance Sheet                                                  668           638          656          592
                                                              ----------    ----------   ----------   ----------
      Total Managed                                           $    1,681    $    1,719   $    1,616   $    1,653
                                                              ==========    ==========   ==========   ==========

Coincident Managed Net Credit Loss Ratio                            6.33%         6.38%        5.77%        5.75%
12 Month Lagged Managed Net Credit Loss Ratio                       6.67%         6.73%        6.05%        6.10%

Loans 90+Days Past Due (in millions of dollars)               $    2,293    $    2,025   $    2,107   $    2,185
   % of EOP Managed Loans                                           2.13%         1.83%        1.87%        1.85%

(1) The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed.

(2) Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

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[CITIGROUP LOGO]

GLOBAL CONSUMER
CARDS
INTERNATIONAL CARDS
(In millions of dollars)

                                                                  1Q            2Q           3Q           4Q
                                                                 2002          2002         2002         2002
                                                              ----------    ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                       $      538    $      572   $      577   $      599
Total Operating Expenses                                             282           302          275          288
Provision for Credit Losses                                          229            91          116          131
                                                              ----------    ----------   ----------   ----------

Income Before Taxes                                                   27           179          186          180
Income Taxes                                                           5            62           65           62
                                                              ----------    ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                             $       22    $      117   $      121   $      118
                                                              ==========    ==========   ==========   ==========

Average Assets (in billions of dollars)                       $       11    $       11   $       12   $       12
Return on Assets                                                    0.81%         4.27%        4.00%        3.90%

KEY INDICATORS (in billions of dollars)

End of Period Managed Receivables                             $     10.0    $     10.8   $     10.9   $     12.0
EOP Open Accounts (in millions)                                     12.8          13.1         13.3         13.5
Total Sales                                                   $      7.4    $      8.2   $      8.7   $      9.1

Net Interest Revenue (in millions of dollars) (1)             $      335    $      347   $      365   $      380
   % of Average Loans                                              13.38%        13.24%       13.33%       13.39%

Risk Adjusted Revenue (in millions of dollars) (2)            $      426    $      451   $      429   $      480
   % of Average Loans                                              17.07%        17.28%       15.67%       16.91%

AVERAGE LOANS:
   EMEA                                                       $      2.9    $      3.1   $      3.3   $      3.8
   Japan                                                             1.0           1.1          1.1          1.1
   Asia (excluding Japan)                                            5.5           5.8          5.9          6.0
   Latin America                                                     0.8           0.5          0.5          0.4
                                                              ----------    ----------   ----------   ----------
      Total Managed                                           $     10.2    $     10.5   $     10.8   $     11.3
                                                              ==========    ==========   ==========   ==========

Net Credit Losses (in millions of dollars)                    $      111    $      122   $      148   $      119

Coincident Managed Net Credit Loss Ratio                            4.46%         4.64%        5.41%        4.21%
12 Month Lagged Managed Net Credit Loss Ratio                       4.76%         4.99%        5.71%        4.57%

Loans 90+Days Past Due (in millions of dollars)               $      199    $      235   $      202   $      212
    % of EOP Managed Loans                                          2.00%         2.17%        1.85%        1.78%

(1) Adjusted for the effect of credit card securitization

(2) Risk adjusted revenue is total revenues less net credit losses

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CONSUMER FINANCE

(In millions of dollars)

                                                                  1Q            2Q           3Q           4Q
                                                                 2002          2002         2002         2002
                                                              ----------    ----------   ----------   ----------
Total Revenues, Net of Interest Expense                       $    2,332    $    2,449   $    2,462   $    2,564
Total Operating Expenses                                             755           789          776          794
Provision for Credit Losses                                          750           775          844          925
                                                              ----------    ----------   ----------   ----------

Income Before Taxes                                                  827           885          842          845
Income Taxes                                                         297           317          303          283
                                                              ----------    ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                             $      530    $      568   $      539   $      562
                                                              ==========    ==========   ==========   ==========

Average Assets (in billions of dollars)                       $       91    $       94   $       98   $      100
Return on Assets                                                    2.36%         2.42%        2.18%        2.23%

KEY INDICATORS:

AVERAGE LOANS (in billions of dollars):
   Real estate secured loans                                  $     46.4    $     47.3   $     48.2   $     50.0
   Personal loans                                                   20.1          21.4         22.7         22.2
   Auto                                                              7.4           7.9          8.4          9.8
   Sales finance and other                                           3.3           4.1          4.1          4.5
                                                              ----------    ----------   ----------   ----------
      Total                                                   $     77.2    $     80.7   $     83.4   $     86.5
                                                              ==========    ==========   ==========   ==========

Average Yield                                                      14.77%        14.79%       14.51%       14.19%
Average Net Interest Margin                                        10.58%        10.82%       10.62%       10.48%
Net Credit Loss Ratio                                               3.52%         3.60%        3.71%        3.91%

Loans 90+ Days Past Due (in billions of dollars)              $    2,242    $    2,166   $    2,179   $    2,197
   % of EOP Loans                                                   2.86%         2.62%        2.60%        2.48%

NUMBER OF OFFICES:
   North America                                                   2,394         2,410        2,420        2,411
   International                                                   1,142         1,199        1,187        1,137
                                                              ----------    ----------   ----------   ----------
      Total                                                        3,536         3,609        3,607        3,548
                                                              ==========    ==========   ==========   ==========

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CONSUMER FINANCE
NORTH AMERICA CONSUMER FINANCE
(In millions of dollars)

                                                                  1Q            2Q           3Q           4Q
                                                                 2002          2002         2002         2002
                                                              ----------    ----------   ----------   ----------
Total Revenues, Net of Interest Expense                       $    1,520    $    1,512   $    1,495   $    1,585
Total Operating Expenses                                             491           460          462          480
Provision for Credit Losses                                          508           520          496          550
                                                              ----------    ----------   ----------   ----------

Income Before Taxes                                                  521           532          537          555
Income Taxes                                                         190           195          196          197
                                                              ----------    ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                             $      331    $      337   $      341   $      358
                                                              ==========    ==========   ==========   ==========

Average Assets (in billions of dollars)                       $       69    $       70   $       72   $       75
Return on Assets                                                    1.95%         1.93%        1.88%        1.89%

KEY INDICATORS:

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
   Real estate secured loans                                  $     41.7    $     42.1   $     42.6   $     44.3
   Personal loans                                                    9.9          10.1         10.2         10.3
   Auto                                                              5.4           5.8          6.2          7.8
   Sales finance and other                                           2.8           2.9          3.3          3.5
                                                              ----------    ----------   ----------   ----------
      Total                                                   $     59.8    $     60.9   $     62.3   $     65.9
                                                              ==========    ==========   ==========   ==========

Average Yield                                                      13.36%        13.06%       12.76%       12.56%
Average Net Interest Margin                                         8.64%         8.45%        8.29%        8.33%
Net Credit Loss Ratio                                               3.00%         3.10%        2.79%        3.10%

Loans 90+ Days Past Due (in millions of dollars)              $    1,979    $    1,828   $    1,777   $    1,786
   % of EOP Loans                                                   3.28%         2.97%        2.82%        2.64%

NUMBER OF OFFICES:
   North America (excluding Mexico)                                2,278         2,280        2,288        2,267
   Mexico                                                            116           130          132          144
                                                              ----------    ----------   ----------   ----------
      Total                                                        2,394         2,410        2,420        2,411
                                                              ==========    ==========   ==========   ==========

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CONSUMER FINANCE
INTERNATIONAL CONSUMER FINANCE
(In millions of dollars)

                                                                  1Q            2Q           3Q           4Q
                                                                 2002          2002         2002         2002
                                                              ----------    ----------   ----------   ----------
Total Revenues, Net of Interest Expense                       $      812    $      937   $      967   $      979
Total Operating Expenses                                             264           329          314          314
Provision for Credit Losses                                          242           255          348          375
                                                              ----------    ----------   ----------   ----------

Income Before Taxes                                                  306           353          305          290
Income Taxes                                                         107           122          107           86
                                                              ----------    ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                             $      199    $      231   $      198   $      204
                                                              ==========    ==========   ==========   ==========

Average Assets (in billions of dollars)                       $       22    $       24   $       26   $       25
Return on Assets                                                    3.67%         3.86%        3.02%        3.24%

KEY INDICATORS:

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
   Real estate secured loans                                  $      4.7    $      5.2   $      5.6   $      5.7
   Personal loans                                                   10.2          11.3         12.5         11.9
   Auto                                                              2.0           2.1          2.2          2.0
   Sales finance and other                                           0.5           1.2          0.8          1.0
                                                              ----------    ----------   ----------   ----------
      Total                                                   $     17.4    $     19.8   $     21.1   $     20.6
                                                              ==========    ==========   ==========   ==========

Average Yield                                                      19.54%        20.17%       19.68%       19.42%
Average Net Interest Margin                                        17.17%        18.17%       17.53%       17.32%
Net Credit Loss Ratio                                               5.32%         5.16%        6.42%        6.48%

Loans 90+ Days Past Due (in billions of dollars)              $      263    $      338   $      402   $      411
   % of EOP Loans                                                   1.46%         1.61%        1.94%        1.98%

NUMBER OF OFFICES:
   EMEA                                                              129           130          129          133
   Japan                                                             879           940          940          884
   Asia (excluding Japan)                                             31            31           32           36
   Latin America                                                     103            98           86           84
                                                              ----------    ----------   ----------   ----------
      Total                                                        1,142         1,199        1,187        1,137
                                                              ==========    ==========   ==========   ==========

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
RETAIL BANKING
(In millions of dollars)

                                                                  1Q            2Q           3Q           4Q
                                                                 2002          2002         2002         2002
                                                              ----------    ----------   ----------   ----------
Total Revenues, Net of Interest Expense                       $    3,172    $    3,065   $    3,205   $    3,373
Total Operating Expenses                                           1,779         1,742        1,672        1,848
Provision for Credit Losses                                          423           291          248          233
                                                              ----------    ----------   ----------   ----------
Income Before Taxes and Minority Interest                            970         1,032        1,285        1,292
Income Taxes                                                         349           369          450          440
Minority Interest, net of tax                                         10             8            8           13
                                                              ----------    ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                             $      611    $      655   $      827   $      839
                                                              ==========    ==========   ==========   ==========

Average Assets (in billions of dollars)                       $      146    $      149   $      154   $      181
Return on Assets                                                    1.70%         1.76%        2.13%        1.84%

KEY INDICATORS:

AVERAGE CUSTOMER DEPOSITS (IN BILLION OF DOLLARS):
   North America                                              $     89.4    $     87.4   $     84.7   $    101.8
   International                                                    77.0          79.1         79.5         79.6
                                                              ----------    ----------   ----------   ----------
      Total                                                   $    166.4    $    166.5   $    164.2   $    181.4
                                                              ==========    ==========   ==========   ==========

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
   North America                                              $     62.9    $     63.6   $     65.9   $     87.5
   International                                                    32.6          33.9         34.1         32.5
                                                              ----------    ----------   ----------   ----------
      Total                                                   $     95.5    $     97.5   $    100.0   $    120.0
                                                              ==========    ==========   ==========   ==========

Net Credit Loss Ratio                                               0.81%         0.82%        0.69%        0.46%

Loans 90+Days Past Due (in millions of dollars)               $    3,448    $    3,514   $    3,408   $    4,073
   % of EOP Managed Loans                                           3.66%         3.58%        3.48%        3.08%

EOP ACCOUNTS (IN MILLIONS):
   North America                                                    26.3          26.7         27.3         29.7
   International                                                    17.3          18.2         17.8         17.0
                                                              ----------    ----------   ----------   ----------
      Total                                                         43.6          44.9         45.1         46.7
                                                              ==========    ==========   ==========   ==========

BRANCHES:
   Citibanking North America                                         461           459          458          812
   Mexico                                                          1,489         1,429        1,423        1,422
   International                                                     909           908          890          891
                                                              ----------    ----------   ----------   ----------
      Total                                                        2,859         2,796        2,771        3,125
                                                              ==========    ==========   ==========   ==========

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING
(In millions of dollars)

                                                                  1Q            2Q           3Q           4Q
                                                                 2002          2002         2002         2002
                                                              ----------    ----------   ----------   ----------

TOTAL REVENUES, NET OF INTEREST EXPENSE:
   Citibanking North America and Consumer Assets              $    1,097    $    1,117   $    1,097   $    1,313
   Primerica Financial Services                                      519           513          496          530
   Mexico                                                            445           500          487          402
                                                              ----------    ----------   ----------   ----------

TOTAL REVENUES, NET OF INTEREST EXPENSE                       $    2,061    $    2,130   $    2,080   $    2,245
Total Operating Expenses                                           1,193         1,149        1,069        1,216
Provision for Credit Losses                                          217           239          174          151
                                                              ----------    ----------   ----------   ----------

Income Before Taxes                                                  651           742          837          878
Income Taxes                                                         242           266          288          298
Minority Interest, net of tax                                         10             8            8           13
                                                              ----------    ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                             $      399    $      468   $      541   $      567
                                                              ==========    ==========   ==========   ==========

INCOME FROM CONTINUING OPERATIONS BY BUSINESS:
   Citibanking North America and Consumer Assets              $      274    $      303   $      311   $      329
   Primerica Financial Services                                      133           131          126          147
   Mexico                                                             (8)           34          104           91
                                                              ----------    ----------   ----------   ----------
      Total                                                   $      399    $      468   $      541   $      567
                                                              ==========    ==========   ==========   ==========

KEY INDICATORS:

AVERAGE CUSTOMER DEPOSITS (IN BILLION OF DOLLARS):
   North America (excluding Mexico)                           $     62.6    $     62.7   $     62.4   $     79.9
   Mexico                                                           26.8          24.7         22.3         21.9
                                                              ----------    ----------   ----------   ----------
      Total                                                   $     89.4    $     87.4   $     84.7   $    101.8
                                                              ==========    ==========   ==========   ==========

AVERAGE LOANS BY TYPE (IN BILLIONS OF DOLLARS):
   Mortgages                                                  $     31.0    $     32.7   $     35.3   $     51.3
   Student Loans                                                    19.2          19.2         19.9         21.3
   Personal                                                          1.5           1.4          1.4          1.4
   Commercial / Other                                               11.2          10.3          9.3         13.5
                                                              ----------    ----------   ----------   ----------
      Total                                                   $     62.9    $     63.6   $     65.9   $     87.5
                                                              ==========    ==========   ==========   ==========

Net Credit Loss Ratio                                               0.56%         0.76%        0.39%        0.20%

Loans 90+Days Past Due (in millions of dollars)               $    2,405    $    2,333   $    2,243   $    2,818
   % of EOP Managed Loans                                           3.86%         3.66%        3.38%        2.82%

CITIBANKING NORTH AMERICA AND CONSUMER ASSETS:

Mutual Fund / UIT Sales at NAV (in millions of dollars)       $      841    $      866   $      783   $      735
Variable Annuity Net Written Premiums & Deposits
  (in millions of dollars)                                    $      367    $      327   $      375   $      329
EOP Mortgage Servicing Portfolio (in billions of dollars)     $     74.9    $     80.6   $     82.0   $    162.9
Mortgage Orginations (in billions of dollars)                 $     10.7    $     11.8   $     12.7   $     20.0
Student Loan Originations (in billions of dollars)            $      1.5    $      0.7   $      2.2   $      1.6

PRIMERICA FINANCIAL SERVICES:

Life Insurance in Force (in billions of dollars)              $    441.3    $    452.6   $    459.1   $    466.8
Loan Volumes (in millions of dollars) (1)                     $  1,253.8    $  1,139.8   $  1,105.4   $  1,237.4
Mutual Fund / UIT Sales at NAV (in millions of dollars)       $      937    $      964   $      718   $      687
Variable Annuity Net Written Premiums & Deposits
  (in millions of dollars)                                    $      225    $      250   $      184   $      156

(1) Represents loan products marketed by PFS; the receivables are primarily reflected in the assets of Consumer Finance.

Reclassified to conform to the current period's presentation.

                                                                         Psge 13

[CITIGROUP LOGO]

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING
(In millions of dollars)

                                                                  1Q            2Q           3Q           4Q
                                                                 2002          2002         2002         2002
                                                              ----------    ----------   ----------   ----------

TOTAL REVENUES, NET OF INTEREST EXPENSE:
   EMEA                                                       $      431    $      476   $      504   $      541
   Japan                                                             102           111          167          111
   Asia (excluding Japan)                                            354           356          394          382
   Latin America                                                     224            (8)          60           94
                                                              ----------    ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                       $    1,111    $      935   $    1,125   $    1,128
Total Operating Expenses                                             586           593          603          632
Provision for Credit Losses                                          206            52           74           82
                                                              ----------    ----------   ----------   ----------

Income Before Taxes                                                  319           290          448          414
Income Taxes and Minority Interest, Net of Tax                       107           103          162          142
                                                              ----------    ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                             $      212    $      187   $      286   $      272
                                                              ==========    ==========   ==========   ==========

INCOME FROM CONTINUING OPERATIONS BY REGION:
   EMEA                                                       $       89    $      101   $      108   $      108
   Japan                                                              32            39           72           39
   Asia (excluding Japan)                                            110           116          141          129
   Latin America                                                     (19)          (69)         (35)          (4)
                                                              ----------    ----------   ----------   ----------
      Total                                                   $      212    $      187   $      286   $      272
                                                              ==========    ==========   ==========   ==========

KEY INDICATORS:

AVERAGE CUSTOMER DEPOSITS (IN BILLION OF DOLLARS):
   EMEA                                                       $     16.2    $     16.9   $     17.0   $     17.3
   Japan                                                            15.8          17.2         18.4         18.7
   Asia (excluding Japan)                                           36.7          37.6         36.9         36.6
   Latin America                                                     8.3           7.4          7.2          7.0
                                                              ----------    ----------   ----------   ----------
      Total                                                   $     77.0    $     79.1   $     79.5   $     79.6
                                                              ==========    ==========   ==========   ==========

AVERAGE LOANS BY TYPE (IN BILLIONS OF DOLLARS):
   Mortgages                                                  $     14.2    $     14.5   $     14.3   $     12.1
   Auto                                                              2.8           2.6          2.5          2.3
   Personal                                                         12.2          13.3         14.0         14.6
   Commercial / Other                                                3.4           3.5          3.3          3.5
                                                              ----------    ----------   ----------   ----------
      Total                                                   $     32.6    $     33.9   $     34.1   $     32.5
                                                              ==========    ==========   ==========   ==========

Net Credit Loss Ratio                                               1.29%         0.92%        1.26%        1.19%

Loans 90+Days Past Due (in millions of dollars)               $    1,043    $    1,181   $    1,165   $    1,255
   % of EOP Managed Loans                                           3.26%         3.43%        3.68%        3.84%

BRANCHES:
   EMEA                                                              603           599          605          606
   Japan                                                              20            20           20           23
   Asia (excluding Japan)                                             91            94           96           98
   Latin America                                                     195           195          169          164
                                                              ----------    ----------   ----------   ----------
      Total                                                          909           908          890          891
                                                              ==========    ==========   ==========   ==========

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CORPORATE AND INVESTMENT BANK
INCOME STATEMENT
(In millions of dollars)

                                                                  1Q            2Q           3Q           4Q
                                                                 2002          2002         2002         2002
                                                              ----------    ----------   ----------   ----------
REVENUES:
   Commissions and Fees                                       $      588    $      579   $      580   $      532
   Asset Management and Administration Fees                          425           461          464          474
   Investment Banking                                                904           985          770          853
   Principal Transactions                                          1,296         1,071          924          438
   Other                                                             (95)           22          148          192
                                                              ----------    ----------   ----------   ----------
      Total Non-Interest Revenues                                  3,118         3,118        2,886        2,489
      Net Interest and Dividends                                   2,369         2,303        2,003        2,223
                                                              ----------    ----------   ----------   ----------
         Total Revenues, Net of Interest Expense                   5,487         5,421        4,889        4,712
                                                              ----------    ----------   ----------   ----------
Non-Interest Expenses:
   Compensation and Benefits                                       2,124         1,965        1,446        1,142
   Other Operating and Administrative Expenses                       918         1,019          998        3,142
                                                              ----------    ----------   ----------   ----------
         Total Non-Interest Expenses                               3,042         2,984        2,444        4,284
                                                              ----------    ----------   ----------   ----------
Provision for Credit Losses                                          680           459          798          878
                                                              ----------    ----------   ----------   ----------
Income (Loss) Before Taxes and Minority Interest                   1,765         1,978        1,647         (450)
Income Taxes (Benefits) and Minority Interest, Net of Tax            589           670          568         (145)
                                                              ----------    ----------   ----------   ----------
      INCOME (LOSS) FROM CONTINUING OPERATIONS                $    1,176    $    1,308   $    1,079   $     (305)
                                                              ==========    ==========   ==========   ==========

Pre-tax Profit Margin                                               32.2%         36.5%        33.7%       -9.6%
Non-Compensation Expenses as a Percent of
   Net Revenues                                                     16.7%         18.8%        19.8%        66.7%
Compensation and Benefits Expenses as a Percent of
   Net Revenues                                                     38.7%         36.2%        30.2%        24.2%
Compensation and Benefits Expenses as a Percent of
  Risk Adjusted Revenues (1)                                        44.2%         39.6%        36.1%        29.8%

(1) Risk Adjusted Revenues represent Revenues net of Interest Expense less Provision for Credit Losses.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CORPORATE AND INVESTMENT BANK
REVENUE DETAILS
(In millions of dollars)

                                                                   1Q           2Q           3Q           4Q
                                                                  2002         2002         2002         2002
                                                               ----------   ----------   ----------   ----------
INVESTMENT BANKING REVENUE:
   Debt Underwriting                                           $      349   $      359   $      270   $      296
   Equity Underwriting                                                342          308          195          177
   Advisory and Other Fees                                            352          450          434          482
   Revenue Recognized in Private Client Segment                      (139)        (132)        (129)        (102)
                                                               ----------   ----------   ----------   ----------
      Total Investment Banking Revenues                        $      904   $      985   $      770   $      853
                                                               ==========   ==========   ==========   ==========

TRADING RELATED REVENUE BY PRODUCT
   Fixed Income                                                $    1,538   $    1,173   $    1,099   $      980
   Equities                                                           148          197            2          (17)
   Foreign Exchange                                                   435          522          412          357
   All Other                                                           84           33           68           28
   Revenue Recognized in Private Client Segment                      (120)        (112)        (121)        (114)
                                                               ----------   ----------   ----------   ----------
   Total Trading Related Revenue                               $    2,085   $    1,813   $    1,460   $    1,234
                                                               ==========   ==========   ==========   ==========

TRADING RELATED REVENUE BY INCOME STATEMENT LINE
      Principal Transactions                                   $    1,296   $    1,071   $      924   $      438
      Net Interest Revenue                                            789          742          536          796
                                                               ----------   ----------   ----------   ----------
    Total Trading Related Revenue                              $    2,085   $    1,813   $    1,460   $    1,234
                                                               ==========   ==========   ==========   ==========

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CORPORATE AND INVESTMENT BANK
CAPITAL MARKETS AND BANKING
(In millions of dollars)

                                                                   1Q           2Q           3Q           4Q
                                                                  2002         2002         2002         2002
                                                               ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                        $    4,729   $    4,563   $    4,035   $    3,778
Total Operating Expenses                                            2,438        2,390        1,849        1,655
Provision for Credit Losses                                           611          456          710          829
                                                               ----------   ----------   ----------   ----------
Income Before Taxes                                                 1,680        1,717        1,476        1,294
Income Taxes and Minority Interest, Net of Tax                        570          591          516          396
                                                               ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                              $    1,110   $    1,126   $      960   $      898
                                                               ==========   ==========   ==========   ==========

INVESTMENT BANKING
UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
   DEBT AND EQUITY:
      Global Volume (1)                                        $  141,961   $  116,686   $   89,829   $   91,616
      Global Market Share                                            11.6%        10.3%        10.0%         9.4%
      Rank                                                              1            1            1            1

      U.S. Volume (2)                                          $  114,651   $   85,050   $   73,050   $   67,553
      U.S. Market Share                                              13.7%        11.5%        11.6%        10.2%
      Rank                                                              1            1            1            1

(1) Includes non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt, all common stock, convertible debt and convertible preferred. Excludes all closed end funds.

(2) Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.

Reclassified to conform to the current period's presentation.

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GLOBAL CORPORATE AND INVESTMENT BANK
TRANSACTION SERVICES
(In millions of dollars)

                                                                   1Q           2Q           3Q           4Q
                                                                  2002         2002         2002         2002
                                                               ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                        $      857   $      962   $      911   $      890
Total Operating Expenses                                              653          630          633          667
Provision for Credit Losses                                            69            3           88           49
                                                               ----------   ----------   ----------   ----------
Income Before Taxes                                                   135          329          190          174
Income Taxes and Minority Interest, Net of Tax                         46          113           61           50
                                                               ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                              $       89   $      216   $      129   $      124
                                                               ==========   ==========   ==========   ==========

LIABILITY BALANCES (AVERAGE IN BILLIONS)                       $       81   $       84   $       86   $       89

ASSETS UNDER CUSTODY (EOP IN TRILLIONS)                        $      5.2   $      5.4   $      5.3   $      5.1

NM  Not meaningful

Reclassified to conform to the current period's presentation.

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PRIVATE CLIENT SERVICES
(In millions of dollars)

                                                                   1Q           2Q           3Q           4Q
                                                                  2002         2002         2002         2002
                                                               ----------   ----------   ----------   ----------
REVENUES:
Fee-Based and Net Interest Revenue                             $      770   $      799   $      728   $      658
Commissions and Other Transactional Revenue                           737          752          702          684
                                                               ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                             1,507        1,551        1,430        1,342
                                                               ----------   ----------   ----------   ----------

Total Operating Expenses                                            1,165        1,198        1,133        1,059
Provision for Credit Losses                                             -            2            -            4
                                                               ----------   ----------   ----------   ----------

Income Before Taxes                                                   342          351          297          279
Income Taxes                                                          125          128          109          108
                                                               ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                              $      217   $      223   $      188   $      171
                                                               ==========   ==========   ==========   ==========

Pretax Profit Margin                                                   23%          23%          21%          21%

Financial Consultants                                              12,767       12,808       12,744       12,690
Annualized Revenue per FC (000)                                $      481   $      482   $      444   $      418
Branch offices                                                        536          538          538          536

CLIENT ASSETS (in billions of dollars)

ASSETS UNDER FEE-BASED MANAGEMENT

   Consulting Group and Internally Managed Accounts            $      130   $      116   $      103   $      106
   Financial Consultant Managed Accounts                               60           55           49           52
                                                               ----------   ----------   ----------   ----------
   TOTAL PRIVATE CLIENT (1)                                    $      190   $      171   $      152   $      158
                                                               ==========   ==========   ==========   ==========

TOTAL CLIENT ASSETS

  Private Client                                               $      858   $      802   $      734   $      762

  Citigroup Asset Management Institutional /
    Other Investor Assets within Citigroup Global Markets             127          130          116          129
                                                               ----------   ----------   ----------   ----------
   TOTAL (1)                                                   $      985   $      932   $      850   $      891
                                                               ==========   ==========   ==========   ==========

Net Client Asset Flows                                         $       15   $        9   $        7   $        3

Bank Deposit Program                                           $       37   $       37   $       40   $       41

(1) Includes some assets jointly managed with Citigroup Asset Management. Reclassified to conform to the current period's presentation.

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GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES - PAGE 1
(In millions of dollars)

                                                                   1Q           2Q           3Q           4Q
                                                                  2002         2002         2002         2002
                                                               ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                        $    1,018   $    1,034   $      925   $    1,099
Total Operating Expenses                                               92          112          124          173
Provision for Benefits and Claims                                     616          735          698          677
                                                               ----------   ----------   ----------   ----------

Income Before Taxes                                                   310          187          103          249
Income Taxes                                                           96           50           20           66
                                                               ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                              $      214   $      137   $       83   $      183
                                                               ==========   ==========   ==========   ==========

LESS REALIZED INSURANCE INVESTMENT PORTFOLIO                   $      (10)   $     118   $      100   $       11
                                                               ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS BEFORE REALIZED INSURANCE
 INVESTMENT PORTFOLIO GAINS/(LOSSES)(2)                        $      204    $     255   $      183   $      194
                                                               ==========   ==========   ==========   ==========

INCOME FROM CONTINUING OPERATIONS BEFORE REALIZED INSURANCE
   INVESTMENT PORTFOLIO GAINS / (LOSSES):
     Travelers Life & Annuity                                  $      200   $      206   $      170   $      200
     International Insurance Manufacturing                     $        4   $       49   $       13   $       (6)

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                           $      123   $      112   $       89   $       94
Group annuities                                                        98           96           62          109
Life                                                                   41           66           47           53
Other                                                                  27           25           37           29
                                                               ----------   ----------   ----------   ----------
   Total Travelers Life & Annuity                                     289          299          235          285

Total International Insurance Manufacturing                             5           70           16          (14)
Realized Insurance Investment Portfolio Gains / (Losses)               16         (182)        (148)         (22)
                                                               ----------   ----------   ----------   ----------
   Total Life Insurance and Annuities                          $      310   $      187   $      103   $      249
                                                               ==========   ==========   ==========   ==========

(1) Includes pretax realized insurance investment portfolio gains (losses) of $16, ($182), ($148), and ($22), for the first, second, third and fourth quarters of 2002, respectively, and ($3) for the first quarter of 2003.

(2) Income from Continuing Operations before Realized Insurance Investment Portfolio Gains/(Losses) is a non-GAAP measure. The Company believes income from Continuing Operations before Realized Insurance Investment Portfolio Gains/(Losses) is a more appropriate indicator of insurance results and more reflective of the underlying trends of the businesses ongoing operations. Net Realized Insurance Investment Portfolio Gains/(Losses) are significantly impacted by both discretionary and other economic factors.

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GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES - PAGE 2
(In millions of dollars)

                                                                   1Q           2Q           3Q           4Q
                                                                  2002         2002         2002         2002
                                                               ----------   ----------   ----------   ----------
TRAVELERS LIFE AND ANNUITY:

  INDIVIDUAL ANNUITIES:
  Net written premiums and deposits:
     Fixed                                                     $      376   $      400   $      325   $      193
     Variable                                                       1,136        1,119          962          864
     Individual Payout                                                 14           12           15           17
                                                               ----------   ----------   ----------   ----------
        Total                                                  $    1,526   $    1,531   $    1,302   $    1,074
                                                               ==========   ==========   ==========   ==========

  POLICYHOLDER ACCOUNT BALANCES AND BENEFIT RESERVES: (1)
     Fixed                                                     $    7,889   $    8,229   $    8,515   $    8,647
     Variable                                                      22,168       20,328       18,173       19,152
     Individual Payout                                                646          644          645          649
                                                               ----------   ----------   ----------   ----------
        Total                                                  $   30,703   $   29,201   $   27,333   $   28,448
                                                               ==========   ==========   ==========   ==========

  POLICYHOLDER ACCOUNT BALANCES AND BENEFIT RESERVES
    ROLLFORWARD: (1)

     Beginning of Period                                       $   30,049   $   30,703   $   29,201   $   27,333
        Net Sales                                                     796          661          464          262
        Change in Market Value                                       (116)      (2,130)      (2,318)         856
        Interest Credited                                             116          121          128          133
        Benefits, Fees and Other                                     (142)        (154)        (142)        (136)
                                                               ----------   ----------   ----------   ----------
        End of Period                                          $   30,703   $   29,201   $   27,333   $   28,448
                                                               ==========   ==========   ==========   ==========

  GROUP ANNUITIES:
  Net Written Premiums and Deposits (2)                        $    1,525   $    2,350   $    1,397   $    1,020

  Policyholder account balances and benefit reserves: (1)
     Guaranted Investment Contracts                            $    9,745   $   10,808   $   10,970   $   10,719
     Payout Group Annuities                                         5,720        5,942        6,099        6,202
     Other Group Investment Contracts                               5,819        5,759        5,581        5,380
                                                               ----------   ----------   ----------   ----------
        Total                                                  $   21,284   $   22,509   $   22,650   $   22,301
                                                               ==========   ==========   ==========   ==========

  INDIVIDUAL LIFE INSURANCE:
  Net written premiums and deposits:
     Direct periodic premiums and deposits                     $      233   $      177   $      143   $      218
     Single premium deposits                                           76           72           64           73
     Reinsurance                                                      (26)         (28)         (29)         (30)
                                                               ----------   ----------   ----------   ----------
        Total                                                  $      283   $      221   $      178   $      261
                                                               ==========   ==========   ==========   ==========

  Policyholder account balances and benefit reserves           $    3,592   $    3,643   $    3,635   $    3,852
  Life insurance in force (in billions, face amt.)             $     77.8   $     79.6   $     80.7   $     82.0
  Life insurance issued (in billions, face amt.)               $      4.5   $      4.0   $      3.2   $      3.3

  INVESTMENT DATA:
     Assets                                                    $   35,179   $   36,869   $   38,075   $   39,766
     Net Investment Income                                     $      619   $      638   $      620   $      693
     Annualized Effective Yield                                      7.11%        7.12%        6.57%        7.25%

(1) Includes general account, separate accounts and managed funds.
(2) Excludes deposits related to Citigroup plans previously managed externally.

[CITIGROUP LOGO]

GLOBAL INVESTMENT MANAGEMENT
PRIVATE BANK
(In millions of dollars)

                                                                   1Q           2Q           3Q           4Q
                                                                  2002         2002         2002         2002
                                                               ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                        $      423   $      428   $      414   $      439
Total Operating Expenses                                              257          261          237          252
Provision for Credit Losses                                             6            -            5            7
                                                               ----------   ----------   ----------   ----------
Income Before Taxes                                                   160          167          172          180
Income Taxes                                                           49           54           55           58
                                                               ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                              $      111   $      113   $      117   $      122
                                                               ==========   ==========   ==========   ==========
Average Assets (in billions of dollars)                        $       28   $       29   $       29   $       30
                                                               ==========   ==========   ==========   ==========
Return on Assets                                                     1.61%        1.56%        1.60%        1.61%
                                                               ==========   ==========   ==========   ==========
Client Business Volumes (in billions of dollars) (1)           $      166   $      163   $      163   $      170
                                                               ==========   ==========   ==========   ==========

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS) (1):
    Proprietary Managed Assets                                 $       31   $       29   $       31   $       32
    Other Assets under Fee-Based Management                             9            9            8            8
    Banking and Fiduciary Deposits                                     35           36           36           38
    Loans                                                              29           30           31           33
    Other, Principally Custody Accounts                                62           59           57           59
                                                               ----------   ----------   ----------   ----------
       Total Client Business Volumes                           $      166   $      163   $      163   $      170
                                                               ==========   ==========   ==========   ==========

REVENUES:
Customer Revenues
    Net Interest Spread and Recurring
       Fee-Based Revenues                                      $      273   $      270   $      269   $      283
    Transaction Revenues                                               91           96           74           90
                                                               ----------   ----------   ----------   ----------
       Total Customer Revenues                                        364          366          343          373
Other Revenues (Principally Allocated Equity
    and Treasury Revenues)                                             59           62           71           66
                                                               ----------   ----------   ----------   ----------
       TOTAL REVENUES                                          $      423   $      428   $      414   $      439
                                                               ==========   ==========   ==========   ==========

                North America                                  $      187   $      184   $      187   $      197
                International                                         236          244          227          242
                                                               ----------   ----------   ----------   ----------
                                                               $      423   $      428   $      414   $      439
                                                               ==========   ==========   ==========   ==========

Net Credit Loss Ratio                                                0.04%        0.00%        0.08%        0.10%

(1) Client Business Volumes reflect the inclusion of Banamex beginning in the 2002 third quarter.

    Reclassified to conform to the current period's presentation.

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GLOBAL INVESTMENT MANAGEMENT
ASSET MANAGEMENT (1)
(In millions of dollars)

                                                                   1Q           2Q           3Q           4Q
                                                                  2002         2002         2002         2002
                                                               ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                        $      470   $      475   $      451   $      445
Total Operating Expenses                                              318          298          280          293
                                                               ----------   ----------   ----------   ----------

Income Before Taxes and Minority Interest                             152          177          171          152
Income Taxes and Minority Interest, net of tax                         53           56           57           43
                                                               ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                              $       99   $      121   $      114   $      109
                                                               ==========   ==========   ==========   ==========
Pre-tax profit margin                                                32.3%        37.3%        37.9%        34.2%

ASSET MANAGEMENT (EXCL. RETIREMENT SERVICES):
   Total Revenues, Net of Interest Expense                     $      385   $      393   $      361   $      361
   Total Operating Expenses                                           257          260          243          246
                                                               ----------   ----------   ----------   ----------
   Income Before Taxes                                                128          133          118          115
   Income taxes                                                        50           49           45           43
                                                               ----------   ----------   ----------   ----------
   INCOME FROM CONTINUING OPERATIONS                           $       78   $       84   $       73   $       72
                                                               ==========   ==========   ==========   ==========

RETIREMENT SERVICES:
   Total Revenues, Net of Interest Expense                     $       85   $       82   $       90   $       84
   Total Operating Expenses                                            61           38           37           47
                                                               ----------   ----------   ----------   ----------
   Income Before Taxes and Minority Interest                           24           44           53           37
   Income Taxes and Minority Interest, net of tax                       3            7           12            -
                                                               ----------   ----------   ----------   ----------
   INCOME FROM CONTINUING OPERATIONS                           $       21   $       37   $       41   $       37
                                                               ==========   ==========   ==========   ==========

NET FLOWS BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank                                            $      6.0   $      3.3   $      0.5   $      0.9
Institutional
   Long Term                                                          4.1          3.6          1.6          1.4
   Liquidity                                                          9.8          1.7         (8.1)        10.1
                                                               ----------   ----------   ----------   ----------
Total Institutional                                                  13.9          5.3         (6.5)        11.5
                                                               ----------   ----------   ----------   ----------
   Net Flows Excluding US Retail Money Markets                 $     19.9   $      8.6   $     (6.0)  $     12.4
                                                               ----------   ----------   ----------   ----------
US Retail Money Markets                                        $     (1.6)  $     (4.5)  $     (3.0)  $     (3.5)

ASSETS UNDER MANAGEMENT BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank (2)                                        $    238.9   $    220.6   $    201.5   $    205.1
Institutional                                                       156.6        161.7        150.2        163.9
Retirement Services                                                   9.9         10.1         10.6         11.1
Other (3)                                                            46.3         47.3         81.5         82.8
                                                               ----------   ----------   ----------   ----------
   Total Assets Under Management (2, 3)                        $    451.7   $    439.7   $    443.8   $    462.9
                                                               ==========   ==========   ==========   ==========

ASSETS UNDER MANAGEMENT BY PRODUCT (IN BILLIONS OF DOLLARS):
Equity/Balanced                                                $    165.5   $    151.2   $    129.4   $    132.9
Fixed Income                                                        106.3        111.7        145.1        152.9
Money Markets/Liquidity                                             140.6        135.2        124.3        132.3
Alternative Investments                                              39.3         41.6         45.0         44.8
                                                               ----------   ----------   ----------   ----------
   Total Assets Under Management (2, 3)                        $    451.7   $    439.7   $    443.8   $    462.9
                                                               ==========   ==========   ==========   ==========

NUMBER OF MORNINGSTAR 4- AND 5-STAR MUTUAL FUND SHARE
 CLASSES (4)
   Equity                                                              11           12           13           14
   Fixed Income                                                        10           13           13           12

CITISTREET JOINT VENTURE - ASSETS UNDER ADMINISTRATION
   (IN BLLIONS OF DOLLARS)                                     $      181   $      176   $      159   $      163

(1) Includes Retirement Services Businesses.

(2) Includes $29, $28, $29 and $31 billion for the first, second, third and fourth quarters of 2002, respectively, for Citigroup Private Bank clients.

(3) Includes CAI Institutional alternative investments, Travelers Property Casualty Corp., and TAMIC AUMs. Travelers Property Casualty Corp. assets of $34 and $35 billion in the third and fourth quarters of 2002 are managed by Asset Management on a third-party basis following the spin-off.

(4) Asset calculations are based on classes of such funds ranked by Morningstar. Number of funds reflects only one class per fund and are based on performance of non-money market retail funds.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL INVESTMENT MANAGEMENT
INSURANCE INVESTMENT PORTFOLIO (1)
(In millions of dollars)

                                                                   1Q           2Q           3Q           4Q
                                                                  2002         2002         2002         2002
                                                               ----------   ----------   ----------   ----------
Fixed-income investments:
  Available for sale, at market:
     Mortgage-backed securities - principally
        obligations of U.S. Government agencies                $    8,160   $    8,516   $    9,113   $    8,979
     U.S. Treasury securities and obligations of U.S.
        Government corporations and agencies                        2,093        2,068        2,254        2,819
     Corporates (including redeemable preferreds)                  24,730       25,840       26,810       27,106
     Obligations of states and political subdivisions                 148          241          318          370
     Debt securities issued by foreign governments                    749          643          537          398
   Held to maturity, at amortized cost                                 13           12           12           11
                                                               ----------   ----------   ----------   ----------
   Total fixed income                                              35,893       37,320       39,044       39,683
Equity securities, at market                                          548          539          470          356
Short Term and Other                                                4,140        4,230        3,836        6,364
                                                               ----------   ----------   ----------   ----------
   TOTAL INVESTMENTS HELD BY INSURANCE COMPANIES               $   40,581   $   42,089   $   43,350   $   46,403
                                                               ==========   ==========   ==========   ==========

After-tax unrealized gains / (losses) on invested assets       $     (112)  $      160   $      600   $      753
                                                               ==========   ==========   ==========   ==========

(1) Includes investments held by insurance companies. Excludes Travelers Property Casualty Corp.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

PROPRIETARY INVESTMENT ACTIVITIES (1)
(In millions of dollars)

                                                                   1Q           2Q           3Q           4Q
                                                                  2002         2002         2002         2002
                                                               ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE (2)                    $      111   $      (49)  $      (67)  $      (30)
TOTAL OPERATING EXPENSES                                               52           48           76           62
INCOME (LOSS) FROM CONTINUING OPERATIONS (2)                   $       35   $      (70)  $     (120)  $      (74)

TOTAL REVENUES, NET OF INTEREST EXPENSE (BY TYPE):

Private Equity                                                 $       77   $      (89)  $     (651)  $      (91)
Hedge Funds                                                            11           17           20           23
TPC Investment                                                          -            -            -            -
Refinancing Portfolio                                                   4            3            2            5
Other (2)                                                              19           20          562           33
                                                               ----------   ----------   ----------   ----------
  Total                                                        $      111   $      (49)  $      (67)  $      (30)
                                                               ==========   ==========   ==========   ==========

TOTAL PERIOD END ASSETS (IN BILLIONS)                          $      9.6   $      8.6   $      9.1   $      9.4

(1) Includes Venture Capital Activities and certain other corporate investments.

(2) The 2002 third quarter includes $527 million ($323 million after-tax) related to the gain on sale of 399 Park Avenue.

NM  Not meaningful

Reclassified to conform to the current period's presentation.